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                                                                EXHIBIT 10.1.29

                                                              EXECUTION VERSION


              SUPPLEMENT, dated as of December 8, 1997 to the Trademark Security Agreement, dated as of May 15, 1996 (as amended, supplemented, waived or otherwise modified from time to time, the "Trademark Security Agreement"), made by A.P.S. Management Services, Inc. (the "Grantor") in favor of The Chase Manhattan Bank (formerly known as Chemical Bank), as agent (in such capacity, the "Agent") for the several banks and other financial institutions (the "Lenders") from time to time parties to the Amended and Restated Credit Agreement, dated as of January 25, 1996 (as the same may be amended, supplemented, waived or otherwise modified from time to time), among A.P.S., Inc. (the "Borrower"), the Agent and the Lenders.


                             W I T N E S S E T H :

              WHEREAS, the Borrower, the Agent and the Lenders are parties to the Credit Agreement;

              WHEREAS, the Grantor is party to the Amended and Restated Subsidiaries' Guarantee, dated as of January 25, 1996 (as amended, supplemented, waived or otherwise modified from time to time, the ("Subsidiaries Guarantee"), pursuant to which, among other things, the Grantor unconditionally and irrevocably guaranteed to the Agent, for the ratable benefit of the Lenders, the prompt and complete payment and performance of the Obligations (as defined in the Subsidiaries Guarantee);

              WHEREAS, the Grantor is a party to the Amended and Restated Security Agreement, dated as of January 25, 1996 (as amended, supplemented, waived or otherwise modified from time to time, the "Subsidiaries Security Agreement"), made by the grantors named therein in favor of the Agent, for the benefit of the Lenders, pursuant to which the Grantor granted a security interest in, among other things, its General Intangibles (as defined in the Subsidiaries Security Agreement), including, without limitation, trademarks, trade names and other intangible property;

              WHEREAS, the Grantor executed and delivered the Trademark Security Agreement to further evidence its grant to the Agent, for the ratable benefit of the Lenders, a security interest in the "Collateral" described therein;

              WHEREAS, following the execution and delivery of the Trademark Security Agreement the Grantor became the owner of the trademark listed on Annex A hereto (the "Additional Trademark");

              WHEREAS, the Grantor is entering into this Supplement to further evidence its grant of a security interest in all of its right, title and interest in and to the Additional Trademark, and all Proceeds thereof, as collateral security for the prompt and complete payment and performance of the Secured Obligations (as defined in the Subsidiaries Security Agreement);

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                                                                              2


              NOW, THEREFORE, in consideration of the premises, the Grantor hereby agrees with the Agent, for the ratable benefit of the Lenders, as follows:

              1. Defined Terms. Unless otherwise defined herein, terms which are defined in the Trademark Security Agreement and used herein are so used as so defined.

              2. Grant of Security Interest. As collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations, the Grantor hereby grants to the Agent for the ratable benefit of the Lenders a security interest in the Additional Trademark and the Proceeds thereof.

              3. Representations and Warranties. The Grantor hereby represents that each of the representations and warranties contained in Section 3 of the Trademark Security Agreement is true and correct in all material respects on and as of the date hereof (after giving effect to this Supplement) as if made on and as of such date and with references to the "Agreement" to mean the Trademark Security Agreement as supplemented by this Supplement.

              4. Supplement to the Trademark Security Agreement. This Supplement is supplemental to the Trademark Security Agreement, forms a part thereof and is subject to the terms thereof and the Trademark Security Agreement is hereby supplemented as provided herein. Schedule 1 to the Trademark Security Agreement shall hereby be deemed to include the item listed on Annex A to this Supplement. Without limiting the foregoing, all references in the Trademark Security Agreement to "Trademarks" shall be deemed to, and shall, include the Additional Trademark.

              5. Effectiveness. This Supplement shall become effective as of the date hereof upon receipt by the Agent of counterparts of this Supplement duly executed and delivered by the Grantor.

              6. Continuing Effect. Except as expressly supplemented hereby, all terms and provisions of the Trademark Security Agreement are and shall remain in full force and effect.

              7. Counterparts. This Supplement may be executed by one or more of the parties to this Supplement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

              8. GOVERNING LAW. THIS SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH,





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                                                                               3



THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF.





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              IN WITNESS WHEREOF, the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

                                           A.P.S. MANAGEMENT SERVICES, INC.


                                           By:_______________________________
                                           Title:


Accepted and agreed as of the
date first above written:

THE CHASE MANHATTAN BANK, as Agent


By:________________________
Title:





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                                                                         ANNEX A



MARK                        APPLICATION NO.              FILING DATE
----                        ---------------              -----------
TechKnowledge        75-217,044                   December 23, 1996